UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 18, 2007

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On July 18, 2007, M&T Bank Corporation, a New York corporation (“M&T”), MTB One, Inc., a Delaware corporation and a wholly owned subsidiary of M&T (“Merger Sub”), and Partners Trust Financial Group, Inc. (“Partners”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub will merge with and into Partners (the “Merger”) and Partners will be the surviving corporation (“Surviving Corporation”). Immediately after the Merger, the Surviving Corporation will merge with and into M&T and M&T will continue as the surviving corporation (the “Holdco Merger”). The Merger and the Holdco Merger, together, are referred to as the “Transaction.”
     At the effective time and as a result of the Transaction, each issued and outstanding share of the common stock, par value $0.0001 per share, of Partners (“Partners Common Stock”) will be converted into the right to receive, at the election of the holder thereof, either (i) a number of shares of the common stock, par value $0.50 per share, of M&T (“M&T Common Stock”) equal to $12.50 divided by the arithmetic average of the last reported sales price per share of M&T Common Stock on the NYSE (as reported by the NYSE Composite Transactions Reporting System) for each of the five full consecutive NYSE trading days ending on the trading day immediately prior to the closing of the Transaction, rounded to the nearest thousand (“Per Share Stock Consideration”), or (ii) $12.50 (the “Cash Consideration and together with the Per Share Stock Consideration, collectively, the “Consideration”). The election of the shareholders described in the immediately preceding sentence is subject to allocation principles more fully described in Section 3.2 of the Merger Agreement, which provide that the aggregate Consideration paid by M&T will be 50% M&T Common Stock and 50% cash.
     Upon consummation of the Transaction, each outstanding vested and unvested option to acquire a share of Partners Common Stock will be cancelled in exchange for the right to receive, on the terms and conditions set forth in the Merger Agreement, an amount in cash equal to the excess, if any, of the Per Share Cash Consideration over the exercise price per share as more fully described in Section 6.12(a) of the Merger Agreement.
     M&T and Partners have made representations, warranties and covenants in the Merger Agreement, including, among others, covenants not to take any action that is reasonably likely to result in any of the conditions to the Merger not being satisfied or any action that is reasonably likely to materially impair its ability to perform its obligations under the Merger Agreement. In addition, Partners made certain additional necessary covenants, including among others, covenants to conduct its business in the ordinary course consistent with past practice between execution of the Merger Agreement and consummation of the Merger; to cause a Partners’ stockholder meeting to be held to consider approval of the Merger; and for Partners’ board of directors to, subject to certain exceptions, recommend adoption and approval by its stockholders of the Merger Agreement.

Item 8.01. Other Events.
     On July 19, 2007, M&T and Partners issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Forward Looking Statements:
     Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of M&T with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of M&T that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between M&T and Partners, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of M&T or Partners or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
     Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of M&T and Partners will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) the failure of Partners’ stockholders to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on M&T and Partners and their customers and M&T’s and Partners’ assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) M&T’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or M&T and Partners and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) M&T’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) the mix of products/services; (xix) containing costs and expenses; (xx) governmental and public policy changes; (xxi) protection and validity of intellectual property rights; (xxii) reliance on large customers; (xxiii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiv) the outcome of pending and future litigation and governmental proceedings; (xxv) continued availability of financing; (xxvi) financial resources in the amounts, at the times and on the terms required to support M&T’s future businesses; and (xxvii) material differences in the actual financial results of merger and acquisition activities compared with M&T’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause M&T’s results to differ materially from those described in the forward-looking statements can be found in M&T’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to M&T or Partners or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. M&T and Partners undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
Additional Information:
     In connection with the proposed merger, M&T will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Partners and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about M&T at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.mandtbank.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings”. Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Attention: Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.
     M&T and Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Partners in connection with the proposed merger. Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T’s 2007 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 5, 2007. Information about the directors and executive officers of Partners is set forth in the proxy statement for Partners’ 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 23, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.

2.1
Agreement and Plan of Merger dated as of July 18, 2007 by and among M&T Bank Corporation, MTB One, Inc. and Partners Trust Financial Group, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release issued jointly by M&T Bank Corporation and Partners Trust Financial Group, Inc., dated July 18, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: July 19, 2007	By:	/s/ René F. Jones

René F. Jones
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

2.1
Agreement and Plan of Merger dated as of July 18, 2007 by and among M&T Bank Corporation, MTB One, Inc. and Partners Trust Financial Group, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K). Filed herewith.

99.1	Press Release issued jointly by M&T Bank Corporation and Partners Trust Financial Group, Inc., dated July 18, 2007. Filed herewith.